Parent Company Debt (Predecessor)	12 Months Ended
Dec. 31, 2013
Parent Company Debt (Predecessor) [Abstract]
Parent Company Debt (Predecessor)

Note 8 -  Parent Company Debt (Predecessor)

The Predecessor recorded allocated interest expense related to the Parent’s debt of $1,031,000 for the period from January 1, 2012 through November 12, 2012 (Predecessor).

The allocation of interest expense was based on the net loss of the Predecessor compared to the aggregate net income loss of the Parent.

There were a number of Parent debt instruments issued in 2012.  The debt instruments were with our significant shareholders who are related parties.  All of our assets were held as collateral as part of the debt instruments.  Under the terms of the Restructuring Agreement dated November 12, 2012, all debt was converted to equity and all collateral was released from encumbrance without recourse.